8. PROPERTY, EQUIPMENT AND LEASEHOLD IMPROVEMENTS, NET - Investment in property on operating leases (Details) (USD $)	Dec. 31, 2013	Dec. 31, 2012
Investment in property on operating leases	$ 67,539	$ 0
Less: Accumulated depreciation	(1,263)	0
Total	66,276	0
Buildings and leasehold improvements
Investment in property on operating leases	62,250	0
Machinery and equipment
Investment in property on operating leases	$ 5,289	$ 0